UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant   ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

NRDC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0 11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, New York 10577
July 9, 2009

To Our Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of NRDC Acquisition Corp., to be held at 11 a.m., Eastern Daylight Time, on August 6, 2009, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York.

Details of the business to be conducted at the meeting are provided in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the Annual Meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose.  Even if you have given your proxy, you may still vote in person if you attend the Annual Meeting.

Sincerely,

Richard A. Baker
Chief Executive Office

NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, New York 10577
July 9, 2009

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 6, 2009

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2009 Annual Meeting of Stockholders of NRDC Acquisition Corp. (the “Company”) will be held at 11 a.m., Eastern Daylight Time, on August 6, 2009, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York, for the purpose of considering and acting upon the following:

(1)
to elect three (3) directors to the Company’s Board of Directors, each to serve until the third succeeding Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified (Proposal No. 1); and

(2)	to transact any other business as may properly come before the Annual Meeting of Stockholders and any adjournment(s) or postponement(s) thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

The offices of Sidley Austin LLP are located at 787 Seventh Avenue, between 51st and 52nd Streets, in New York, New York.  Stockholders may obtain directions to the Annual Meeting by writing to the Company at our principal executive office, located at 3 Manhattanville Road, Purchase, NY 10577, or by calling 914-272-8066 during normal business hours.

Only stockholders of record of the Company at the close of business on July 2, 2009 are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

NRDC ACQUISITION CORP.

Richard A. Baker
Chief Executive Officer
Purchase, New York
July 9, 2009

YOUR VOTE IS IMPORTANT.  PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING.  A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE.  EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2009 ANNUAL MEETING OF
STOCKHOLDERS TO BE HELD ON AUGUST 6, 2009

The Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders and Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2008 are available at http://www.cstproxy.com/nrdc/2009

TABLE OF CONTENTS

INTRODUCTION	1
VOTING INFORMATION	1
Voting Rights, Quorum and Required Vote	1
Voting of Proxies	2
Expenses of Solicitation	2
Revocability of Proxies	2
List of Stockholders	2
Voting Confidentiality	2
PROPOSAL NO. 1 — ELECTION OF DIRECTORS	2
Biographical Information for Nominees for Director	3
CORPORATE GOVERNANCE	4
Code of Ethics	4
Director Independence	4
Board Committees	4
Board Meetings	4
Director Compensation	6
Compensation Committee Interlocks and Insider Participation	6
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS	6
Securities Authorized for Issuance Under Equity Compensation Plans	8
DIRECTORS AND EXECUTIVE OFFICERS	8
Legal Proceedings	10
COMPENSATION COMMITTEE REPORT	10
COMPENSATION DISCUSSION AND ANALYSIS	10
CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	11
STOCK PERFORMANCE GRAPH	12
AUDIT COMMITTEE REPORT	12
INDEPENDENT ACCOUNTANTS	13
Audit Fees	14
Audit-Related Fees	14
Tax Fees	14
All Other Fees	14
Pre-Approval Policy	14
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	15
STOCKHOLDER PROPOSALS	15
STOCKHOLDER COMMUNICATIONS	15
OTHER BUSINESS	15
ANNUAL REPORT	15

i

NRDC ACQUISITION CORP.
3 Manhattanville Road
Purchase, New York 10577

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 6, 2009

INTRODUCTION

This proxy statement is being furnished to the holders of common stock, par value $0.0001 per share, of NRDC Acquisition Corp., a Delaware corporation (which is sometimes referred to in this proxy statement as the “Company”, “we”, “our” or “us”), in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Stockholders to be held at 11 a.m., Eastern Daylight Time, on August 6, 2009, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York, and at any adjournments or postponements thereof (the “Annual Meeting”).  This proxy statement and the enclosed form of proxy were first mailed to stockholders on or about July 10, 2009.

Our Annual Report on Form 10-K, as amended, for the year ended December 31, 2008, is enclosed with this proxy statement.

VOTING INFORMATION

Voting Rights, Quorum and Required Vote

Only holders of record of our common stock at the close of business on the record date, July 2, 2009 (the “Record Date”), will be entitled to vote at the Annual Meeting.  At the close of business on the Record Date there were 51,750,000 shares of common stock outstanding and entitled to vote.  Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.  A quorum is required for our stockholders to conduct business at the Annual Meeting.  Holders of a majority of the issued and outstanding shares of common stock, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.  If, however, such a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn or postpone the meeting from time to time, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

For Proposal No. 1, Directors will be elected by a plurality of the votes cast.  This means the number of shares of common stock cast “for” a director’s election exceeds the number of shares of common stock cast “against” a director’s election.  Abstentions and broker non-votes will be considered present and will be counted towards determining whether or not a quorum is present, however abstentions and broker non-votes will not affect the election of nominees receiving a plurality of votes.  A broker non-vote occurs when a broker or other holder of record holding shares for a beneficial owner submits a proxy for the meeting but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  Properly executed proxies submitted by stockholders without instructions will be considered present and will be counted towards determining whether or not a quorum is present and will be voted “FOR” the election of the director nominees listed in Proposal No. 1.

We are not aware of any business that may properly be brought before the Annual Meeting other than those matters described in this Proxy Statement.  However, the enclosed proxy card gives discretionary authority to persons named on the proxy card to vote the shares in their best judgment if any matters other than those shown on the proxy card are properly brought before the Annual Meeting.  Such matters will be decided by a majority of the votes cast.

All votes will be tabulated by Continental Stock Transfer & Trust Company, the inspector of election appointed for the Annual Meeting.

Voting of Proxies

Stockholders are requested to complete, date, sign and return the accompanying proxy in the enclosed return envelope (which is postage prepaid if mailed in the United States) as promptly as possible to ensure representation at the Annual Meeting.  All completed, dated, signed, and returned proxies that are not revoked will be voted in accordance with the instructions contained therein.

Expenses of Solicitation

The expenses of soliciting proxies to be voted at the Annual Meeting will be paid by us.  Following the original mailing of the proxies and other soliciting materials, we and our agents may also solicit proxies by mail, telephone, fax, the Internet or in person.  Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of proxies.  In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Revocability of Proxies

Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy.  A proxy may be revoked by a writing delivered to us stating that the proxy is revoked, by a subsequent proxy that is signed by the person who signed the earlier proxy and is delivered before or at the Annual Meeting, or by attendance at the Annual Meeting and voting in person.  Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

List of Stockholders

In accordance with Delaware General Corporation Law, a list of stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting, for any purpose germane to the Annual Meeting, between the hours of 9:00 a.m. and 5:00 p.m., local time, at our offices at 3 Manhattanville Road, Purchase, New York 10577.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy.  This information will not be disclosed to unrelated third parties except as required by law.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our Amended and Restated Certificate of Incorporation and our Bylaws provide that our Board of Directors will consist of not less than one nor more than thirteen members, with such number to be fixed by our Board of Directors.  The number of directors has been fixed at nine by our Board of Directors.  Messrs. Michael J. Indiveri and Edward H. Meyer and Ms. Laura H. Pomerantz currently serve as directors and have been nominated by our Board of Directors for re-election at the Annual Meeting.

If elected at the Annual Meeting, each nominee would serve until the third succeeding Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation or removal.  Unless otherwise provided by law, any vacancy on the Board, including a vacancy created by an increase in the authorized number of directors, may only be filled by the affirmative vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.  Any director so elected to fill a vacancy shall serve for the remainder of the full term in which the vacancy occurred and until such director’s successor is elected and qualified, or until his or her earlier death, resignation or removal.

Directors will be elected by a plurality of the votes cast of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.  Shares represented by a dated, signed, and returned proxy that give no instructions as to how they should be voted on a particular proposal at the Annual Meeting will be voted “FOR” the election of all nominees presented by our Board.  Abstentions and broker non-votes will not affect the election of nominees receiving a plurality of votes.  In the event that any nominee for any reason is unable to serve, or for good cause will not serve, the proxies will be voted for such substitute nominee as the present Board may determine.  The Board of Directors has no reason to believe that any nominee will refuse or be unable to serve if elected.

Biographical Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of July 9, 2009, is set forth below.

Name	Age	Position with NRDC Acquisition Corp.
Michael J. Indiveri	56	Director
Edward H. Meyer	82	Director
Laura H. Pomerantz	61	Director

Michael J. Indiveri has been a member of our Board of Directors since our inception in July 2007.  Mr. Indiveri currently serves as Executive Vice President and Chief Financial Officer of Amalgamated Bank in New York.  From 1997 until July 2007, Mr. Indiveri served as the Executive Vice President & Chief Financial Officer of City & Suburban Federal Savings Bank, where he was also a director.  Mr. Indiveri served as Senior Vice President & Chief Financial Officer of New York Federal Savings Bank from 1994 to 1997.  Mr. Indiveri received a B.A. in Political Science from Rutgers University and an M.B.A. from Fordham University.

Edward H. Meyer has been a member of our Board of Directors since our inception in July 2007.  Mr. Meyer was Chairman and CEO of the advertising firm Grey Global Group from 1970 until 2006.  Prior to becoming Chairman, he was President of Grey from 1968 until 1970.  Prior to Grey, he was an associate at Bloomingdales.  He also served as a director of the May Department Stores for 17 years.  Since leaving Grey in 2006, Mr. Meyer has acted as a director for a number of companies.  He is currently on the board of Ethan Allen Inc., the Jim Pattison Group, Allconnect, National Cinemedia, LLC, and Harman International Industries, Inc. Mr. Meyer serves as Treasurer and Trustee of the Solomon R. Guggenheim Museum and as a Trustee of the New York University Medical Center.  Mr. Meyer received a B.A. in Economics from Cornell University.

Laura H. Pomerantz has been a member of our Board of Directors since our inception in July 2007.  Ms. Pomerantz is a Principal at PBS Realty Advisors LLC.  Prior to joining PBS in 2001, Ms. Pomerantz was a Senior Managing Director at Newmark & Company Real Estate.  Prior to joining Newmark in 1996, Ms. Pomerantz was Executive Managing Director of S.L.  Green and prior to that she was the Executive Vice President of The Leslie Fay Companies, Inc., having responsibility for supervising several of its upscale fashion divisions.  She was with Leslie Fay for over 18 years and served on the company’s Board of Directors.  Ms. Pomerantz is a member of the Carnegie Hall Board of Trustees and is a director at WIN (Women in Need) and G III.  She graduated from Miami Dade Community College.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE ELECTION OF EACH OF THE NOMINATED DIRECTORS.

CORPORATE GOVERNANCE

Code of Ethics

We have adopted a Code of Ethics that applies to our directors and officers.  A copy of our code of ethics is available by accessing our public filings at the SEC’s web site at www.sec.gov.  In addition, a copy of the Code of Ethics will be provided without charge upon request from us.  We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Form 8-K.

Director Independence

NYSE Amex Equities standards require that a majority of our Board of Directors be independent.  Our Board of Directors has determined that Michael J. Indiveri, Edward H. Meyer, Laura Pomerantz, Vincent Tese and Ronald W. Tysoe are “independent directors” as defined in NYSE Amex Equities listing standards and applicable SEC rules.  Our independent directors have regularly scheduled meetings at which only independent directors are present.

Board Committees

Our Board of Directors has formed an Audit Committee and a Compensation Committee.  Each committee is comprised of three directors.  Our Audit Committee has a written charter which is available by accessing our public filings at the SEC’s web site at www.sec.gov.  and will be provided in print and without charge upon request from us.

Audit Committee.

Our Audit Committee consists of each of Michael J. Indiveri, Vincent S. Tese and Ronald W. Tysoe, all of whom have been determined to be “independent” as defined in Rule 10A-3 of the Exchange Act and the rules of NYSE Amex Equities.  Our Board of Directors has determined that each of the members of our Audit Committee is financially literate and our Board of Directors has determined that Michael J. Indiveri qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

A copy of our Audit Committee’s charter is attached hereto as Appendix A and is also available free of charge at the SEC’s web site at www.sec.gov.

The responsibilities of our Audit Committee include:

•	meeting with our independent accountants regarding, among other issues, audits, and adequacy of our accounting and control systems;

•	monitoring the independence of the independent auditor;

•	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•	inquiring and discussing with management our compliance with applicable laws and regulations;

•	pre-approving all audit services and permitted non audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•	appointing or replacing the independent auditor;

•
determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•
monitoring compliance on a quarterly basis with the terms of the initial public offering and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of our initial public offering; and

•
reviewing and approving all payments made to our existing stockholders, sponsors, officers or directors and their respective affiliates, other than a payment of an aggregate of $7,500 per month to our sponsor for office space and administrative services.  Any payments made to members of our Audit Committee will be reviewed and approved by our Board of Directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee.

Our Compensation Committee consists of each of Mr. Meyer, Ms. Pomerantz and Mr. Ronald W. Tysoe, each of whom is “independent” as defined in the rules of NYSE Amex Equities and the SEC.  Ronald W. Tysoe serves as the Chairman of the Compensation Committee.  The Compensation Committee does not have a written charter.  None of our directors or officers have received any compensation in their capacity as officers or directors, except for out-of-pocket expenses incurred by them in connection with activities on our behalf.  The functions of our Compensation Committee include:

•	establishing overall employee compensation policies and recommending to our Board of Directors major compensation programs;

•	subsequent to our consummation of a business combination, reviewing and approving the compensation of our officers and directors, including salary and bonus awards;

•	administering our various employee benefit, pension and equity incentive programs;

•	reviewing officer and director indemnification and insurance matters; and

•	preparing an annual report on executive compensation for inclusion in our proxy statement.

Nominating Committee.

We do not currently have a nominating committee and thus do not have a nominating committee charter.  We do not believe a formal nominating committee is necessary at this time as the independent members (Mr. Indiveri, Mr. Meyer, Ms. Pomerantz, Mr. Tese and Mr. Tysoe) of our Board of Directors perform the functions of a nominating committee.

Our independent Board members assist the Board in determining the desired experience, skill level and other criteria and qualities appropriate for Board membership.  In considering candidates to serve as directors, the independent Board members consider all factors they deem relevant, including:  intelligence, personal integrity and sound judgment; business and professional skills and experience; familiarity with our business and their respective industries in general; independence from management; ability to devote sufficient time to Board business; commitment to regularly attend and participate in meetings of our Board and its committees; and concern for the long-term interests of the stockholders.

The independent Board members who perform the functions of a nominating committee do not have a policy for considering stockholder-recommended director candidates because stockholders may also nominate persons for election to the Board of Directors at an annual meeting of stockholders.  Any such nominations must be made pursuant to timely notice in writing to the President of the Company.  To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after such anniversary date, to be timely, notice by the stockholder must be received no later than the close of business on the 10th day following the day on which notice of the meeting or public disclosure thereof was given or made.  Such stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named as a nominee and to serving as a director if elected); and (ii) as to the stockholder giving the notice (1) the name and address, as they appear on the Company’s books, of such stockholder, (2) the class and number of shares of stock of the Company which are beneficially owned by such stockholder and (3) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with such nomination and any material interest of such stockholder in such nomination.

Board Meetings

Each of our Board of Directors and our Audit Committee and met five times during fiscal 2008.  Each director attended at least 75% of the total number of meetings of our Board of Directors.  Each member of our Audit Committee attended at least 75% of the total number of meetings of our Audit Committee.  Our Compensation Committee did not meet in fiscal 2008.  Our Compensation Committee has met one time thus far in fiscal 2009, with each member of the committee in attendance.

Director Compensation

No compensation of any kind, including finder’s and consulting fees, will be paid to any of our executive officers, directors, or existing stockholders, or any of their respective affiliates (except as otherwise set forth herein), for services rendered prior to or in connection with an initial business combination.  However, our executive officers and directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as attending Board of Directors meetings, identifying potential target businesses and performing due diligence on suitable business combinations.  There is no limit on the amount of out-of-pocket expenses reimbursable by us and there will be no review of the reasonableness of the expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.  To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate an initial business combination.

In addition, our current executive officers and directors may or may not remain with us following an initial business combination, depending on the type of business acquired and the industry in which the target business operates.  If they do remain with our company, we may enter into employment or other compensation arrangements with them following an initial business combination, the terms of which have not yet been determined.  We cannot assure you that our current executive officers and directors will be retained in any significant role, or at all, and have no ability to determine what remuneration, if any, will be paid to them if they are retained following an initial business combination.

Compensation Committee Interlocks and Insider Participation

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth information regarding the beneficial ownership of our common stock as of the Record Date, by each of our directors and executive officers, all of our directors and executive officers as a group and other persons who beneficially own 5% or more of our outstanding common stock.  Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

This information is reported in accordance with the beneficial ownership rules of the SEC under which a person is deemed to be the beneficial owner of a security if that person has or shares voting power or investment power with respect to such security or has the right to acquire such ownership within 60 days.  Shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise or conversion of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

We have based our calculation of the percentage of beneficial ownership on 51,750,000 shares of common stock outstanding on the Record Date.

Name and Address[1] of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Class I Directors Michael J. Indiveri	45,000	.09%

Edward H. Meyer	45,000	.09%

Laura H. Pomerantz	45,000	.09%

Class II Directors William L. Mack[2] 60 Columbus Circle, 20th Floor New York, NY 10023	10,125,000	19.57%

Ronald W. Tysoe	45,000	.09%

Vincent S. Tese	45,000	.09%

Class III Directors Robert C. Baker[2] 3 Manhattanville Road, 2nd Floor Purchase, NY 10577	10,125,000	19.57%

Richard A. Baker[2] 3 Manhattanville Road, 2nd Floor Purchase, NY 10577	10,125,000	19.57%

Lee S. Neibart[2] 60 Columbus Circle, 20th Floor New York, NY 10023	10,125,000	19.57%

All directors and officers as a group (9 individuals)	10,350,000	20.00%

QVT Financial LP 1177 Avenue of the Americas, 9th Floor New York, NY 10036	4,079,376	7.88%

Aldebaran Investments LLC 500 Park Avenue, 5th Floor New York, NY 10022	3,275,559	6.33%

HBK Investments LP 2101 Cedar Springs Road, Suite 700 Dallas, Texas 75201	3,160,171	6.11%

Name and Address[1] of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Fir Tree, Inc. 505 Fifth Avenue, 23rd Floor New York, NY 10017	3,150,000	6.09%

Glenhill Advisors, LLC 598 Madison Avenue, 12th Floor New York, NY 10022	2,725,000	5.27%

1 Address information only provided for owners of 5.0% or more of the common stock.
2 William L. Mack, Robert C. Baker, Richard A. Baker and Lee S. Neibart, as the sole members of NRDC Capital Management, LLC, may be deemed to be the beneficial owners of the shares of common stock held by NRDC Capital Management, LLC.

Securities Authorized for Issuance Under Equity Compensation Plans

We currently do not have any equity compensation plans.

DIRECTORS AND EXECUTIVE OFFICERS

Our current directors and executive officers are as follows:

Name	Age	Position	Director Class
William L. Mack	69	Chairman of the Board	Class II
Robert C. Baker	74	Vice-Chairman of the Board	Class III
Richard A. Baker	43	Chief Executive Officer and Director	Class III
Lee S. Neibart	58	President and Director	Class III
Michael J. Indiveri	56	Director	Class I
Edward H. Meyer	82	Director	Class I
Laura H. Pomerantz	61	Director	Class I
Vincent S. Tese	66	Director	Class II
Ronald W. Tysoe	56	Director	Class II

The Board of Directors is divided into three classes:  Class I, Class II and Class III.  The terms of all classes of directors began on September 7, 2007 upon the filing of the Amended and Restated Certificate of Incorporation.  The directors in Class I were elected for a term expiring at the first annual meeting of stockholders, the directors in Class II were elected for a term expiring at the second annual meeting of stockholders and the directors in Class III were elected for a term expiring at the third annual meeting of stockholders.

Below is a summary of the business experience of each of our executive officers and directors, except for Michael J. Indiveri, Edward H. Meyer and Laura H. Pomerantz (the Class I directors), for whom summaries of business experience appear above under the heading “Biographical Information for Nominees for Director”.

William L. Mack — Chairman.  Mr. Mack is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC.  He is also a founder and Senior Partner of AREA Property Partners, formerly Apollo Real Estate Advisors, since its inception in 1993 and the President of various AREA Fund entities.  Since 1993, AREA has overseen the investment of domestic and international real estate funds and numerous joint ventures, through which it has invested over $9 billion in more than 450 transactions.  The AREA real estate funds target a broad range of opportunistic, value-added and debt investments in real estate assets and portfolios throughout the United States, Europe and Asia.  Mr. Mack is also a Senior Partner of the Mack Organization, a national owner of industrial buildings and other income-producing real estate investments.  Mr. Mack serves as non-executive Chairman of the Board of Directors of Mack-Cali Realty Corporation, a publicly traded real estate investment trust.  He has been a

Director of Mack-Cali since the 1997 merger of the Mack Organization’s office portfolio into Mack-Cali.  Mr. Mack also serves as Vice Chairman of the Board of Trustees of the University of Pennsylvania, as an Overseer of the Wharton School of Business, as Vice Chairman of the Board and as an Executive Committee Member of the North Shore Long Island Jewish Health System and as the Chairman of the Solomon R. Guggenheim Foundation.  Mr. Mack attended the University of Pennsylvania’s Wharton School of Business and received a B.S. in Business Administration from the New York University School of Business.

Robert C. Baker — Vice-Chairman.  Mr. Baker is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC.  He is also the Chairman and CEO of National Realty & Development Corporation and has been since its founding in 1978.  National Realty & Development Corporation has amassed a real estate portfolio in excess of 18 million square feet, which includes shopping centers, corporate business centers and residential communities in 20 states.  The company’s tenants include prominent retailers such as Wal-Mart, Kohl’s, Lowe’s, Toys ‘R Us, The Home Depot, Sears, Staples, Supervalu, and T.J. Maxx, among others.  National Realty & Development Corporation remains one of the largest privately owned development companies in the United States.  Mr. Baker has over 46 years experience in land acquisition, construction, financing and management.  Mr. Baker is a graduate of Yale University and Yale Law School.  He has recently funded the Dean’s Discretionary Fund at Yale Law School and is a member of the Yale Law School Executive Committee.  Mr. Baker is a Trustee of the Guggenheim Museum and is a member of the Executive Committee and the Real Estate and Development Committee.  Mr. Baker is also a member of the Board of Directors of Johns Hopkins Medicine.  Mr. Robert Baker is the father of Mr. Richard Baker, our Chief Executive Officer.

Richard A. Baker — Chief Executive Officer.  Mr. Baker is a founder and President and Chief Executive Officer of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC.  Mr. Baker is also vice chairman of National Realty & Development Corporation, a privately owned real estate development company owned by himself and Mr. Robert Baker.  Mr. Baker is CEO of Hudson’s Bay Trading Company, a diversified North American retail organization, which owns and operates Lord & Taylor, Creative Design Studios and HBC (Bay, Zellers, Home Outfitters and Fields).  Mr. Baker also became the 39th Governor of Hudson’s Bay Company in July 2008 where he also currently serves as a director.  Mr. Baker is Chairman of Lord & Taylor Holdings, LLC, and a director of Fortunoff Holdings, LLC as well as the Brunswick School.  Mr. Baker is also the president of Fortunoff Card Company, LLC which filed a voluntary petition for Chapter 11 bankruptcy in February 2009.  Mr. Baker is a graduate of Cornell University and serves on the Dean’s Advisory Board of the hotel and real estate program.  Mr. Richard Baker is the son of Mr. Robert Baker, our Vice-Chairman.

Lee S. Neibart — President.  Mr. Neibart is a founder of NRDC Real Estate Advisors, LLC and NRDC Equity Partners LLC.  He is the Global Chief Executive Officer of AREA Property Partners (formerly Apollo Real Estate Advisors) and has been with the firm since 1993.  Mr. Neibart oversees the global day-to-day activities of AREA Property Partners, including portfolio and fund management, strategic planning and new business development.  From 1989 to 1993, Mr. Neibart worked at the Robert Martin Company, a real estate development and management firm, most recently as Executive Vice President and Chief Operating Officer.  Mr. Neibart was a director at Linens ‘N Things which filed for bankruptcy protection in May 2008 and entered into liquidation in October 2008.  Mr. Neibart serves on the Advisory Boards of both The Enterprise Foundation and The Real Estate Institute of New York University.  He is a past President of the New York Chapter of the National Association of Industrial and Office Parks.  Mr. Neibart graduated with a B.A. from the University of Wisconsin and an M.B.A. from New York University.

Vincent S. Tese — Director.  Mr. Tese co-founded Cross Country Cable, Inc. in 1976 and served as its Chairman until its sale to Pacific Telesis in 1995.  Since 1995, Mr. Tese has been managing personal investments.  Mr. Tese served as New York State Superintendent of Banks from 1983 to 1985, Chairman and Chief Executive Officer of the Urban Development Corporation from 1985 to 1994, director of economic development for New York State from 1987 to 1994 and Commissioner and Vice Chairman of the Port Authority of New York and New Jersey from 1991 to 1995.  Mr. Tese also served as a partner in the law firm of Tese & Tese, a partner in the Sinclair Group, a commodities trading and investment management company, and a co-founder of Cross Country Cable TV.  Mr. Tese is a director of Bowne and Company, Inc., Cablevision, Inc., Intercontinental Exchange, Inc., GGCP, ICE US Trust, the Municipal Arts Society, Wireless Cable International, Inc., Xanboo Inc. and Mack-Cali Realty Corporation.  In addition, he is Trustee of New York University School of Law and The New York Presbyterian

Hospital.  Mr. Tese received a B.S. in Accounting from Pace University and received a J.D. from Brooklyn Law School and an L.L.M. in Taxation from New York University School of Law.

Ronald W. Tysoe — Director.  Mr. Tysoe was a Senior Advisor at Perella Weinberg Partners LP, a boutique investment banking firm, from October 2006 until September 2007.  Prior to that he was Vice Chairman of Federated Department Stores, Inc., a position he held since April of 1990.  Mr. Tysoe served as Chief Financial Officer of Federated from 1990 to 1997 and served on the Federated board of directors from 1988 until May 2005.  Mr. Tysoe is currently a member of the board of directors of Scripps Networks Interactive, Inc., Pzena Investment Management, Inc., Canadian Imperial Bank of Commerce, Taubman Centers, Inc. and Cintas Corporation.  Mr. Tysoe received both his Bachelor of Commerce and Bachelor of Law degrees at the University of British Columbia.

Legal Proceedings

There is no litigation currently pending or, to our knowledge, threatened against us or any of our officers or directors in their capacity as such.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K.  Based on the review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by the Compensation Committee of the Board of Directors:

Edward H. Meyer
Laura H. Pomerantz
Ronald W. Tysoe

COMPENSATION DISCUSSION AND ANALYSIS

Other than the $7,500 per month administrative services arrangement with NRDC Capital Management, LLC for services rendered to us, no compensation of any kind, including finder’s and consulting fees, has been or will be paid to any of our executive officers or any of their respective affiliates (except as otherwise set forth herein), for services rendered prior to or in connection with an initial business combination.  However, our executive officers have been and will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf.  There is no limit on the amount of out-of-pocket expenses reimbursable by us and there will be no review of the reasonableness of the expenses by anyone other than our Board of Directors, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.  To the extent such out-of-pocket expenses exceed the available proceeds not deposited in the trust account, such out-of-pocket expenses would not be reimbursed by us unless we consummate an initial business combination.

Our current executive officers may or may not remain with us following an initial business combination, depending on the type of business acquired and the industry in which the target business operates.  If they do remain with our company, we may enter into employment or other compensation arrangements with them following an initial business combination, the terms of which have not yet been determined.  We cannot assure you that our current executive officers will be retained in any significant role, or at all, and have no ability to determine what remuneration, if any, will be paid to them if they are retained following an initial business combination.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Comp-ensation ($)	Change in Pension Value and Non qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard A. Baker Chief, Executive Officer, Principal Financial Officer and Principal Accounting Officer	2008	–	–	–	–	–	–	$1,746.15	$1,746.15
	2007	–	–	–	–	–	–	–	–
Robert C. Baker, Vice-Chairman of the Board	2008	–	–	–	–	–	–	–	–
	2007	–	–	–	–	–	–	–	–
Lee S. Neibart, President	2008	–	–	–	–	–	–	–	–
	2007	–	–	–	–	–	–	–	–
William L. Mack, Chairman of the Board	2008	–	–	–	–	–	–	–	–
	2007	–	–	–	–	–	–	–	–

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

On October 23, 2007, we consummated a private placement of 8,000,000 warrants with NRDC Capital Management, LLC, an entity owned and controlled by the executive officers of the Company, and an offering of 41,400,000 units, including 5,400,000 units pursuant to the underwriters’ over-allotment option.  We received net proceeds of approximately $384,000,000 and also received $8,000,000 of proceeds from the private placement sale of 8,000,000 insider warrants to NRDC Capital Management, LLC.

NRDC Capital Management, LLC has agreed to purchase from the Company an aggregate of 2,000,000 of its units at a price of $10.00 per unit for an aggregate purchase price of $20,000,000 in a transaction that will occur immediately prior to the consummation of our initial business combination.  Each unit will consist of one share of common stock and one warrant.  These co-investment units are identical to the units sold in the offering except that the common stock and the warrants included in the co-investment units, and the common stock issuable upon exercise of those warrants, with certain limited exceptions, may not be transferred or sold for one year after the consummation of our initial business combination and those warrants may be exercised after that date only if the last sales price of our common stock on NYSE Amex Equities, or other national securities exchange on which our common stock may be traded, equals or exceeds $14.25 per share for any 20 trading days within a 30-trading-day period and that the warrants included therein will be exercisable on a cashless basis so long as they are held by the original purchaser or its permitted transferees.

The warrants will expire at 5:00 p.m., New York City time, on October 17, 2011 or earlier upon redemption of the warrants by us.

We also pay NRDC Capital Management, LLC a monthly fee of $7,500 for general and administrative services, including office space, utilities, and secretarial support.

Other than the $7,500 administrative services arrangement for services rendered to us, no compensation of any kind, including finder’s and consulting fees, will be paid to any of our executive officers, directors, or existing stockholders or any of their respective affiliates prior to or in connection with the initial business combination.  However, our executive officers and directors will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, and performing due diligence on suitable business combinations.  For the fiscal years ended December 31, 2008 and 2007, $0 and $3,000.00 in out-of-pocket expenses were incurred by our executive officers and directors, which expenses are expected to be reimbursed in the coming fiscal year.  Although our executive officers currently intend to continue to be involved in the management of the combined company after our initial business combination, because the role of our current executive officers and directors after an initial business combination is uncertain, we have no current ability to determine what remuneration, if any, will be paid to current officers and directors after an initial business combination.

All ongoing and future transactions between us and any of our officers and directors or their respective affiliates, will be on terms no less favorable to us than could be obtained from independent parties and will require prior approval by the Audit Committee and by a majority of the independent directors who do not have an interest in the transaction.  In addition, if we enter into a business combination with one or more businesses affiliated with our existing stockholders or our current executive officers or directors, we will obtain an opinion from an independent investment banking firm regarding the fairness to our stockholders from a financial point of view.

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative stockholder return on the Company’s common stock with the return on Alternative Asset Management Acquisition Corp. (AMEX:  AMV) and the S&P 500.  The graph assumes that $100 was invested on October 30, 2007.

AUDIT COMMITTEE REPORT

The Audit Committee of the Company is composed of three independent directors and operates under a written charter adopted by the Board of Directors in September 2007.  The Company’s management is responsible for preparing the Company’s financial statements and for maintaining internal control and disclosure controls and procedures to ensure the financial statements are complete and accurate and are in accordance with generally accepted accounting principles in the United States.  An independent registered public accounting firm is engaged to audit the financial statements and express an opinion as to whether those audited financial statements fairly present, in all material respects, the financial position, results of operations, and cash flows of the Company in conformity with U.S. generally accepted accounting principles and to audit the Company’s internal controls over financial reporting and express an opinion on the effectiveness of those internal controls over financial reporting.  The Audit Committee’s responsibility is to monitor and oversee these processes as set forth in its charter.

The Audit Committee has reviewed and discussed the audited financial statements with our management and our independent registered public accounting firm.  Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis.

The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended.

The Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm its independence from the Company and its management.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that our audited financial statements for the fiscal year ended December 31, 2008, be included in our Annual Report on Form 10-K, as amended, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors:

Michael J. Indiveri
Vincent S. Tese
Ronald W. Tysoe

INDEPENDENT ACCOUNTANTS

As disclosed in our December 13, 2007 8-K filing (the “8-K”), certain partners of Goldstein Golub Kessler LLP (“GGK”) became partners of McGladrey & Pullen, LLP (“M&P”).  As a result, GGK resigned as auditors of the Company effective December 10, 2007 and M&P was appointed as our independent registered public accounting firm.  M&P has been selected to continue in this capacity for fiscal 2009.  We do not expect that a representative from M&P will be present at the Annual Meeting.

The audit reports of GGK on the financial statements of the Company for the period from July 10, 2007 (inception) to July 13, 2007 and from July 10, 2007 (inception) to October 23, 2007 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to engage M&P was approved by the audit committee of the Company’s board of directors.

During the Company’s initial audit period from July 10, 2007 (inception) to October 23, 2007 and through December 10, 2007, the Company did not consult with M&P on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and M&P did not provide either a written report or oral advice to the Company that M&P concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

During the period from July 10, 2007 (inception) to October 23, 2007 and through the date hereof, there were:  (i) no disagreements between the Company and GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of GGK, would have caused GGK to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years, and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GGK a copy of the disclosures in the 8-K prior to its filing with the SEC and requested that GGK furnish it with a letter addressed to the SEC stating whether or not GGK agrees with the Company’s statements in Item 4.01 of the 8-K. A copy of the letter dated December 12, 2007 furnished by GGK in response to that request is filed as Exhibit 99.2 to the 8-K.

M&P and GGK have billed the Company as follows for the years ended December 31, 2008 and 2007.

Fee Category	For the year ended December 31, 2008	For the period from July 10, 2007 (inception) to December 31, 2007
Audit fees – McGladrey & Pullen, LLP	$88,500	$25,000

Audit fees – Goldstein Golub Kessler LLP	–	$55,500

Tax fees – RSM McGladrey, Inc.	$5,500	–

Other fees – RSM McGladrey, Inc.	–	$26,000

GGK had a continuing relationship with RSM McGladrey, Inc. (“RSM”), from which it leased audit staff who were full time, permanent employees of RSM and through which its partners provided non-audit services.  GGK had no full-time employees and therefore, none of the audit services performed was provided by permanent full-time employees of GGK.  GGK managed and supervised the audit and audit staff, and was exclusively responsible for the opinion rendered in connection with the audit.

Audit Fees

Audit fees for the year ended December 31, 2008 consisted of services provided by McGladrey & Pullen, LLP, including fees associated with the audit of our financials statements for the fiscal year ended December 31, 2008, the audit of the effectiveness of our internal controls over financial reporting at December 31, 2008, and the reviews of our quarterly reports on Form 10-Q.

Audit fees incurred for the year ended December 31, 2007 consisted of fees for professional services rendered by McGladrey & Pullen, LLP for the audit of the Company’s financial statements for the year ended December 31, 2007, and by Goldstein Golub Kessler LLP for the review of the interim financial statements included in our quarterly report on Form 10-Q for the period ended September 30, 2007 and services rendered in connection with our registration statement on Form S-1.

Audit-Related Fees

We did not incur any audit-related fees with McGladrey & Pullen, LLP or Goldstein Golub Kessler LLP for the years ended December 31, 2008 and 2007.

Tax Fees

We incurred tax fees with RSM McGladrey, Inc., an affiliate of McGladrey & Pullen, LLP in 2008 in connection with the preparation of our 2007 tax return.  We did not incur any tax related fees with RSM McGladrey, Inc. for the year ended December 31, 2007.

All Other Fees

There were no fees billed by RSM McGladrey, Inc. for other professional services rendered for the year ended December 31, 2008.  For the year ended December 31, 2007, RSM McGladrey, Inc. provided due diligence services relating to a potential acquisition target.

Pre-Approval Policy

Upon the completion of our initial public offering and the effectiveness of our registration statement in connection therewith, and on a going-forward basis, in accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit and non-audit services, the engagement has been and will be approved by our audit committee.  Prior to such time, our Board of Directors, as a whole, functioned as our audit committee.  Any and all fees and services described above under “audit related fees”, “tax fees”, and “all other fees” during fiscal years 2008 and 2007 were pursuant to an engagement approved by the audit committee, as described above.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC.  Based on the Company’s review of the reports it has received, we believe that, during the year ended December 31, 2008, all filing requirements applicable to our officers, directors and greater-than-ten-percent beneficial owners were complied with.

STOCKHOLDER PROPOSALS

For a stockholder nomination to the Board or other proposal to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to our principal executive offices.

To be timely for the 2010 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed and received by us at our principal executive offices between May 8, 2010 and June 7, 2010.

Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2010 Annual Meeting must be received by us not later than March 10, 2010, in order to be considered for inclusion in our proxy materials for that meeting.

STOCKHOLDER COMMUNICATIONS

Any stockholder of the Company wishing to communicate with the Board may write to the Board of Directors, c/o NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, New York 10577.  These letters will be forwarded directly to the Board.  Stockholders may indicate in their letters if their communication is intended to be provided to certain director(s) only.

OTHER BUSINESS

The Board of Directors does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting.  As to any business that may properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the meeting, please complete, date, sign and return the accompanying proxy in the enclosed return envelope (which is postage prepaid if mailed in the United States) as promptly as possible to ensure representation at the Annual Meeting.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2008, which we refer to as our Annual Report, is being mailed to stockholders with this proxy statement.  We have filed with the SEC our Annual Report, which is available free of charge at the SEC’s web site at www.sec.gov.  Upon written request by a Company stockholder, we will mail without charge a copy of our Annual Report, which includes our financial statements and financial statement schedules.

Appendix A

NRDC ACQUISITION CORP.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

The Board of Directors (the “Board”) of NRDC Acquisition Corp., a Delaware corporation (the “Company”), hereby establishes the Audit Committee of the Board (the “Audit Committee”) with the following purpose, authority, powers, duties and responsibilities.

I.           Purpose

The purpose of the Audit Committee is to represent and assist the Board in its general oversight of the Company’s accounting and financial reporting processes, audits of the financial statements, and internal control and audit functions by reviewing:  (1) the financial reports and other financial information provided by the Company to any governmental body or the public; (2) the Company’s systems of internal controls regarding finance, accounting and legal compliance that management and the Board have established; and (3) the Company’s auditing, accounting and financial reporting processes generally.  Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.  The Audit Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the integrity of the Company’s financial reporting process, audits of financial statements and internal control system;

•	appoint, compensate, retain and oversee the Company’s independent registered public accounting firm (the “Independent Auditor”) and any other financial auditors of the Company;

•
review and discuss with the Independent Auditor and the Company’s officers the adequacy and effectiveness of the Company’s internal controls, the Company’s internal audit procedures and the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon;

•	monitor the Company’s compliance with accounting, legal, regulatory and ethical requirements in connection with its financial reporting and internal control obligations;

•	publish the report of the Audit Committee required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s annual proxy statement; and

•	provide an open avenue of communication among the Independent Auditor, financial and senior management, the internal finance department, and the Board.

The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section III below.

II.           Membership and Structure

The Audit Committee consists of at least three (3) directors determined by the Board to meet the director and audit committee member independence requirements and financial literacy and experience standards and requirements of the American Stock Exchange, Inc. (“AMEX”), rules and regulations of the SEC, applicable law or other listing standards subject to any compliance grace periods permitted thereby.  At least one (1) member of the Audit Committee shall be financially sophisticated and an audit committee financial expert, as determined by the Board, pursuant to the requirements of AMEX and shall qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K, as amended, and no Audit Committee member may have participated in the preparation of the financial statements of the Company or any of the Company’s current

App. A-1

subsidiaries at any time during the past three (3) years.  Appointment to the Audit Committee and the designation of any Audit Committee members as “audit committee financial experts” shall be made on an annual basis by the full Board.

Meetings of the Audit Committee shall be held at such times and places as the Audit Committee shall determine, including by written consent, on not less than a quarterly basis, and more frequently if circumstances dictate.  The Audit Committee should meet in executive session periodically, but at least annually, (i) separately with management and the Independent Auditor to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately and (ii) without management present.  Members of the Audit Committee may participate in a meeting of the Audit Committee by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

The Chair of the Audit Committee shall report on activities of the Audit Committee to the full Board.  In fulfilling its responsibilities, the Audit Committee shall have authority to delegate its authority to subcommittees, in each case to the extent permitted by applicable law.

Any payments made to members of the Audit Committee shall be reviewed and approved by the Board, with such interested director or directors abstaining from such review and approval.

III.           Responsibilities

The Audit Committee’s primary responsibility is oversight of the Company’s accounting and financial reporting processes, audits of the financial statements and internal control and audit functions.  The Company’s management is responsible for the preparation, presentation and integrity of the Company’s financial statements, and is, responsible for maintaining appropriate accounting and financial reporting policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations relating to disclosures and financial reporting.  The Company’s Independent Auditor shall report directly to the Audit Committee and the Board, as representative of the shareholders.  The Independent Auditor is responsible for planning and executing a proper audit of the Company’s annual financial statements, review of the Company’s quarterly financial statements prior to filling of each quarterly report and other procedures.  In this regard the Audit Committee members are not, and do not represent themselves as performing the function of, auditors or accountants.

To carry out this oversight responsibility the Audit Committee:

•
is directly responsible for the appointment, compensation, retention and oversight of the work of the Independent Auditor (including the resolution of disagreements between management and the Independent Auditor regarding financial reporting, accounting policies, and internal control) and any other financial auditors of the Company.  The Independent Auditor shall report directly to the Audit Committee and have ultimate accountability to the Audit Committee;

•	reviews and updates this Charter of the Audit Committee (this “Charter”), at least annually, as conditions dictate;

•
reviews and discusses with the Independent Auditor the written statement from the Independent Auditor concerning any relationship between the Independent Auditor and the Company or any other relationships that may adversely affect the independence of the Independent Auditor consistent with Independence Standards Board Standard 1, as it may be modified or supplemented, and, based on such review, assesses the independence of the Independent Auditor;

•	reviews and discusses with the Independent Auditor annually the matters required to be discussed by Statement on Audited Standards 61, as it may be modified or supplemented;

•	establishes policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non audit services (including the fees and terms thereof) to be

App. A-2

performed by the Independent Auditor, to the extent required by Section 202 of the Sarbanes Oxley Act;

•
reviews and discusses with the Independent Auditor on a timely basis:  (1) its audit plans and audit procedures, including the scope, fees and timing of the audit; (2) the results of the annual audit examination and accompanying management letters; and (3) the results of the Independent Auditor’s procedures with respect to interim periods;

•
reviews and discusses with the Independent Auditor on a timely basis:  (1) all critical accounting policies and practices used by the Company; (2) alternative accounting treatments within generally accepted accounting principles in the United States (“GAAP”) related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the Independent Auditor; and (3) other material written communications between the Independent Auditor and management, such as any management letter or schedule of unadjusted differences;

•
reviews and discusses with the Independent Auditor on a timely basis the Independent Auditor’s judgments as to the quality, not just the acceptability, of the Company’s accounting principles (including without limitation, critical accounting policies), financial reporting processes, both internal and external, and such further matters as the Independent Auditor presents to the Audit Committee under GAAP;

•	verifies the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
discusses with the Company’s officers and the Independent Auditor quarterly earnings press releases, including the interim financial information and other disclosures included therein, reviews the year-end audited financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, in each case prior to their release, and, if deemed appropriate, recommends to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year;

•
reviews and discusses with the Independent Auditor and the Company’s officers:  (1) the adequacy and effectiveness of the Company’s internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the Independent Auditor or management); (2) the Company’s internal audit procedures; and (3) the adequacy and effectiveness of the Company’s disclosures controls and procedures, and management reports thereon;

•	reviews the use of auditors other than the Independent Auditor;

•
establishes procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or reports which raise material issues regarding the Company’s financial statements or accounting policies and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

•	establishes policies for the hiring of employees and former employees of the Independent Auditor;

•
reviews and discusses with the Independent Auditor any significant disagreements among management and the Independent Auditor, or any significant difficulties encountered by the Independent Auditor, in connection with the preparation of the financial statements;

•	reviews with the Independent Auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented (this

App. A-3

review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee);

•
ensures that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements;

•	reviews activities, organizational structure, and qualifications of the internal finance department;

•
reviews, with the Company’s counsel, legal compliance matters, including corporate securities trading policies; and any legal, compliance, or regulatory matter that could have a significant impact on the Company’s financial statements;

•	publishes the report of the Audit Committee required by the rules of the SEC to be included in the Company’s annual proxy statement;

•
when appropriate, designates one (1) or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee shall direct;

•	performs any other activities consistent with this Charter, the Company’s Bylaws and governing law, as the Audit Committee or the Board deems necessary or appropriate;

•
prepares and reviews with the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this Charter.  The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate.  The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report;

•
monitors compliance on a quarterly basis with the terms of the Company’s initial public offering (“IPO”) as set forth in the Company’s Registration Statement on Form S-1 (File No. 333-144871), as amended and takes action to rectify any such noncompliance and/or cause compliance with the terms of the IPO;

•
reviews and approves all payments made to the Company’s shareholders, sponsors, officers or directors and their respective affiliates, other than the payment of an aggregate of $7,500.00 per month to NRDC Capital Management, LLC for office space and administrative services;

•	approves hiring of employees or former employees of the Independent Auditor; and

•	is responsible for granting waivers, giving approvals, determining sanctions, and issuing interpretations, as appropriate, under the Company’s Code of Ethics.

In fulfilling his or her responsibility, each member of the Audit Committee is entitled to rely in good faith upon the Company’s records and upon information, opinions, reports or statements presented by any of the Company’s officers or employees, or by any other person as to matters the member reasonably believes are within such other persons professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.  Each member of the Audit Committee also may rely in good faith upon actions taken by other committees of the Board as committed to such committees under the resolutions and other directives of the Board.

IV.           Delegation to Subcommittee

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee.  The Audit Committee may, in its discretion, delegate to one or more of its

App. A-4

members the authority to pre-approve any audit or non audit services to be performed by the Independent Auditor, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.  Any such delegation shall be by majority vote of the Audit Committee.

V.           Resources and Other Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.  The Company will provide appropriate funding to the Audit Committee to allow the Audit Committee to compensate the Independent Auditor, to compensate any advisors retained by the Audit Committee and to pay for ordinary administrative expenses of the Audit Committee.

The Audit Committee shall communicate directly with the Independent Auditor, the internal auditors, management of the Company, and members of the Board as it considers necessary or advisable for the full and faithful execution of this Charter and the Audit Committee’s duties and responsibilities hereunder.

The Audit Committee shall have such additional authority and responsibilities as may be granted to or imposed on audit committees from time to time by applicable law, SEC rules and AMEX or other listing standards, and shall discharge all of its authority and responsibilities in accordance with all applicable law, SEC rules and AMEX or other listing standards.  The Audit Committee may conduct or authorize the conduct of such investigations within the scope of its responsibilities as it considers appropriate.

VI.           Amendments and Waivers to the Charter

The Audit Committee shall review and reassess this Charter at least annually and obtain the approval of the Board for any proposed changes to this Charter.  The Board reserves the right to accept the Audit Committee’s recommendation and reserves the right to alter, amend, modify, revoke, suspend, terminate or waive any or all of this Charter at any time, in its discretion.

VII.           Limitation on use of the Charter

This Charter is intended to be a description of certain policies that the Company has adopted as of this time, and is to be used solely as a source of information about the Audit Committee as presently in effect.  Nothing in this Charter shall be deemed to otherwise create for an employee or any other third party an enforceable right against the Company, the members of the Audit Committee, its directors, officers or any other employee or third party.  Except by the Company at the direction of the Board or executive officers, this Charter may not be used as evidence or referred to in any other way in any action, claim, suit or other proceeding.

App. A-5

NRDC ACQUISITION CORP.

Vote Your Proxy by Mail:

Please complete, sign, and date your proxy card and return it in the return envelope provided (which is postage prepaid if mailed in the United States) or return it to NRDC Acquisition Corp., 3 Manhattanville Road, Purchase, New York 10577.

READ THE REVERSE SIDE

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING DIRECTORS SET FORTH IN PROPOSAL NO. 1.	Please mark your votes like this	X

1.  PROPOSAL NO. 1.
ELECTION OF THE FOLLOWING DIRECTOR NOMINEES TO THE COMPANY’S BOARD OF DIRECTORS TO SERVE UNTIL THE THIRD SUCCEEDING ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS HAVE BEEN DULY ELECTED AND QUALIFIED:

NOMINEES:	(01) Michael J. Indiveri	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(02) Edward H. Meyer	☐ FOR	☐ AGAINST	☐ ABSTAIN
	(03) Laura H. Pomerantz	☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.

The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.  The undersigned hereby acknowledges receipt of a copy of the Notice of 2009 Annual Meeting of Stockholders and the Proxy Statement, both dated July 9, 2009, and the Company’s Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2008.

Please indicate if you plan to
attend this meeting:                                                YES  ☐                           NO   ☐

The Annual Meeting will be held at the offices of Sidley Austin LLP, 787 Seventh Avenue, between 51st and 52nd Streets, in New York, New York.  Directions to the Annual Meeting may be obtained by writing to the Company at our principal executive office, located at 3 Manhattanville Road, Purchase, NY 10577, or by calling 914-272-8066 during normal business hours.

Signature                                                                       Signature                                                                                     Date                                                             , 2009.
Note:  Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of
Proxy Materials for the
Company’s 2009 Annual Meeting of Stockholders
to be held August 6, 2009:

The Company’s Proxy Statement
and Annual Report on Form 10-K, as amended,
for the fiscal year ended December 31, 2008
are available at
http://www.cstproxy.com/nrdc/2009

READ THE REVERSE SIDE

PROXY CARD

NRDC ACQUISITION CORP.

COMMON STOCK PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 6, 2009

The undersigned hereby appoints Richard A. Baker and Francis Casale, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of NRDC Acquisition Corp. (the “Company”) which the undersigned may be entitled to vote at our 2009 Annual Meeting of Stockholders to be held at 11 a.m., Eastern Daylight Time, on August 6, 2009, at the offices of Sidley Austin LLP, 787 Seventh Avenue, New York, New York, and at any and all adjournments and postponements thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.  Each outstanding share of common stock entitles the undersigned to cast one vote on the proposal.  As of the record date, July 2, 2009, there were 51,750,000 shares of the Company’s common stock outstanding and entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN AND (II) IN THE DISCRETION OF THE PROXIES, “FOR” OR “AGAINST” ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MAIL IN THE ENVELOPE PROVIDED.

(Continued, and to be marked, dated and signed, on the other side)